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BRANDES
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Brandes Global Opportunities Value Fund
Brandes Emerging Markets Value Fund
Brandes International Small Cap Equity Fund
Brandes Small Cap Value Fund

Supplement dated January 7, 2019 to the
 Statutory Prospectus and Statement of Additional Information (“SAI”) dated January 31, 2018

Effective December 31, 2018, Douglas C. Edman, CFA and Ralph Birchmeier, CFA have retired from Brandes Investment Partners and will no longer serve as portfolio managers of the Funds. Accordingly, all references to Mr. Edman and Mr. Birchmeier are hereby removed from the Prospectus and Statement of Additional Information.

Effective December 31, 2018, Yingbin Chen, CFA has joined the All Cap Committee.

Please retain this Supplement with the Statutory Prospectus and SAI.